UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     June 1, 2015________________

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35930	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5020 WESTON PARKWAY, SUITE 400 CARY, NORTH CAROLINA	27513
(Address of principal executive offices)	(Zip Code)

(919) 677-3900
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 4.01    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 1, 2015, the Audit Committee of the Board of Directors of Ply Gem Holdings, Inc. (the "Company") selected KPMG LLP (“KPMG”) as its independent registered public accounting firm for the fiscal year ending December 31, 2015 and dismissed Ernst & Young LLP ("EY") from that role after completing a competitive process.

The audit reports of EY on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that EY’s audit report included in the Company’s Annual Report on Form 10-K filed on March 13, 2015 (the “2014 Form 10-K”) references EY’s adverse opinion on the Company’s internal control over financial reporting as of December 31, 2014.

During the fiscal years ended December 31, 2014 and 2013 and in the subsequent interim period through June 1, 2015 there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K of the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), except for the material weakness in internal control over financial reporting identified by the Company in Item 9A of the 2014 Form 10-K.

During the fiscal years ended December 31, 2014 and 2013 and in the subsequent interim period through June 1, 2015, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of such disagreements in their reports on the financial statements.

The Company provided EY with a copy of the disclosures it is making in this Form 8-K prior to the time this Form 8-K was filed with the SEC. The Company requested EY to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated June 5, 2015, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2014 and 2013 and in the subsequent interim period through June 1, 2015, neither the Company nor anyone acting on its behalf consulted with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit 16.1
Letter from Ernst & Young LLP to the Securities and Exchange Commission dated, June 5, 2015, pursuant to Section 304(a)(3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 5, 2015

PLY GEM HOLDINGS, INC.

By: /s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 16.1
Letter from Ernst & Young LLP to the Securities and Exchange Commission dated, June 5, 2015, pursuant to Section 304(a)(3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.